UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 5, 2009

ALPHA NATURAL RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-32423	02-0733940
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification Number)

One Alpha Place, P.O. Box 2345
Abingdon, VA 24212
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (276) 619-4410

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☑ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On May 11, 2009, Alpha Natural Resources, Inc. ("Alpha") and Foundation Coal Holdings, Inc. ("Foundation") executed an agreement and plan of merger (the "Merger Agreement") pursuant to which Alpha, subject to certain conditions and terms set forth in the Merger Agreement, will merge with and into Foundation (the "Merger"), with Foundation as the surviving corporation which will be renamed Alpha Natural Resources, Inc.

On June 5, 2009, Foundation filed with the Securities and Exchange Commission a registration statement on Form S-4 that includes a preliminary joint proxy statement/prospectus regarding the proposed Merger. After the registration statement has been declared effective by the Securities and Exchange Commission, a definitive joint proxy statement/prospectus will be mailed to Foundation and Alpha stockholders in connection with the Merger.  This document filed by Foundation on June 5, 2009 contains important information regarding the Merger.

Forward Looking Statements

Information set forth in this report contains forward-looking statements, which involve a number of risks and uncertainties.  Alpha cautions readers that any forward-looking information is not a guarantee of future performance and that actual results could differ materially from those contained in the forward-looking information.  Such forward-looking statements include, but are not limited to, statements about the benefits of the business combination transaction involving Alpha and Foundation, including future financial and operating results, the new company’s plans, objectives, expectations and intentions and other statements that are not historical facts.

The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: the ability to obtain regulatory approvals of the transaction on the proposed terms and schedule; the failure of Alpha or Foundation stockholders to approve the transaction; the risk that the businesses will not be integrated successfully; the risk that the cost savings and any other synergies from the transaction may not be fully realized or may take longer to realize than expected; disruption from the transaction making it more difficult to maintain relationships with customers, employees or suppliers; competition and its effect on pricing, spending, third-party relationships and revenues. Additional factors that may affect future results are contained in Alpha’s and Foundation’s filings with the Securities and Exchange Commission (the “SEC”), which are available at the SEC’s web site http://www.sec.gov.  Alpha and Foundation disclaim any obligation to update and revise statements contained in these materials based on new information or otherwise.

Important Additional Information and Where to Find It

In connection with the proposed Merger, on June 5, 2009, Foundation has filed with the SEC a registration statement on Form S-4 that includes a preliminary joint proxy statement/prospectus regarding the proposed Merger.   After the registration statement has been declared effective by the Securities and Exchange Commission, a definitive joint proxy statement/prospectus will be mailed to Foundation and Alpha stockholders in connection with the Merger.   INVESTORS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS RELATING TO THE MERGER WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER.  You may obtain copies of all documents filed with the SEC regarding the proposed Merger, free of charge, at the SEC's website (www.sec.gov).  Free copies may also be obtained by accessing Foundation's website (www.foundationcoal.com) under "Investors/Financial Information & SEC Filings" or Alpha's website (www.alphanr.com) under "Investor Relations/SEC Filings", or by directing a request to Foundation at 999 Corporate Boulevard, Suite 300, Linthicum Heights, Maryland 21090, Attn: Investor Relations or to Alpha at One Alpha Place, P.O. Box 2345, Abingdon, Virginia 24212, Attn: Investor Relations.

Participants in Solicitation

Alpha, Foundation and their respective directors, executive officers and other certain other members of management and employees may be deemed to be participants in the solicitation of proxies in favor of the proposed Merger.  Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of proxies in favor of the proposed Merger may be found in the joint proxy statement/prospectus filed by Foundation with the SEC on June 5, 2009.  You can find information about Alpha's and Foundation's directors and executive officers in their respective definitive proxy statement filed with the SEC on April 3, 2009. You can obtain free copies of these documents from Alpha or Foundation using the contact information above.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALPHA NATURAL RESOURCES, INC.

	By:	/s/ Vaughn R. Groves
Vaughn R. Groves
Senior Vice President, Secretary and General Counsel

Date: June 5, 2009